Exhibit No. 99 (7)

Citigroup Inc.
EUR 800,000,000 3.625 per cent. Fixed / Floating Rate Callable Subordinated Notes due November 2017
under the
Programme for the issuance of
Euro Medium-Term Notes, Series B

The securities described herein have not been and will not be registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
1.	Issuer:	Citigroup Inc.
2.	Specified Currency:	Euro ("EUR").
3.	Aggregate Nominal Amount of Series:	EUR 800,000,000.
4.	Issue Price:	99.915% of the Aggregate Nominal Amount.
5.	Specified Denominations:	EUR 50,000 per Note
6.	Issue Date:	30 November 2005.
7.	Maturity Date:	30 November 2017.
8.	Interest Basis:
The Notes will bear interest payable annually in arrear at a fixed rate of interest as described below from, and including, the Issue Date to, but excluding, 30 November 2012 (the "Fixed Rate Period"). The Notes will bear interest payable quarterly in arrear at a floating rate of interest as described below from, and including, 30 November 2012 to, but excluding the Maturity Date (the "Floating Rate Period").

9.	Redemption/Payment Basis:	Redemption at par.
10.	Change of Interest or Redemption/Payment Basis:	As specified above.
11.	Put/Call Options:	Issuer Call (further particulars specified at 16 (Call Option) below).
12.	Status of the Notes:	Subordinated.
13.	Listing:	Application has been made for the Notes to be listed on the regulated market of the Luxembourg Stock Exchange.
PROVISIONS RELATING TO INTEREST
14.	Fixed Rate Note Provisions:	Applicable (Fixed Rate Period).
	(i) Rate of Interest:	3.625% per annum payable annually in arrear during the Fixed Rate Period.
	(ii) Interest Payment Dates:	30 November in each year from, and including, 30 November 2006 to, and including, 30 November 2012.
	(iii) Fixed Coupon Amount:	EUR 1,812.50 per Note of EUR 50,000 Minimum Denomination.
	(iv) Day Count Fraction:	Actual/Actual (ICMA).
15.	Floating Rate Note Provisions:	Applicable (Floating Rate Period).
	(i) Interest Periods:	3 month EURIBOR plus the Margin payable quarterly in arrear during the Floating Rate Period.
(ii) Specified Interest Payment Dates:
Interest will be payable on 30 November, 28 February, 30 May, 30 August in each year from, and including, 28 February 2013 to, and including the Maturity Date subject, in each case, to adjustment in accordance with the Modified Following Business Day Convention.

	(iii) Business Day Convention:	Modified Following Business Day Convention.
	(iv) Business Centres:	London, New York City and TARGET.
	(v) Manner in which the Rate of Interest is to be determined:	Screen Rate Determination.
(vi) Screen Rate Determination:
	- Reference Rate:	3 month EURIBOR.
	- Interest Determination Date:	The second day on which the TARGET system is open prior to the start of each Interest Period.
	- Relevant Screen Page:	Telerate page 3750.
	- Relevant Time:	11.00 a.m. Brussels time.
	- Relevant Financial Centre:	Euro-zone.
	- Additional Financial Centres:	London and New York City.
	(vii) Margin:	+ 1.27% per annum.
	(viii) Minimum Rate of Interest:	Not Applicable.
	(ix) Maximum Rate of Interest:	Not Applicable.
	(x) Day Count Fraction:	Actual/360.
PROVISIONS RELATING TO REDEMPTION
16.	Call Option:	Applicable.
(xi) Optional Redemption Date(s):	30 November 2012 or any Interest Payment Date thereafter.
(xii) Optional Redemption Amount of each Note:	Outstanding Principal Amount plus accrued and unpaid interest, including any Additional Amounts.
17.	Final Redemption Amount:	Par.
18.	Early Redemption Amount:	Payable on redemption for taxation reasons or on event of default
GENERAL PROVISIONS APPLICABLE TO THE NOTES
19.	Form of Notes:	Bearer Notes: Temporary Global Note exchangeable for a Permanent Global Note which is exchangeable for Definitive Note in the limited circumstances specified in the Permanent Global Note.
20.	Redenomination, renominalisation and reconventioning provisions:	Not Applicable.
21.	Consolidation provisions:	Applicable.
DISTRIBUTION
22.	TEFRA:	The D Rules are applicable.
OTHER INFORMATION

1.	LISTING

(xiii) Listing:	Luxembourg.
(xiv) Admission to trading:	Application has been made for the Notes to be admitted to trading on the Regulated Market of the Luxembourg Stock Exchange with effect from 30 November 2005.

2.	OPERATIONAL INFORMATION

ISIN Code:	XS0236075908.
Common Code:	023607590.